UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 25, 2011

ONEBEACON INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 Carlson Parkway

Minnetonka, Minnesota 55305

(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e)	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Amendment of the OneBeacon Long-Term Incentive Plan (2007)

OneBeacon Insurance Group, Ltd. (the “Company”) held its Annual General Meeting of Members on May 25, 2011 in Hamilton Parish, Bermuda (the “2011 Annual Meeting”).  At the 2011 Annual Meeting, shareholders approved an amendment (the “Amendment”) to the OneBeacon Long-Term Incentive Plan (2007) (the “Plan”) to allow the Performance Compensation Subcommittee of the Compensation Committee of the Board of Directors of the Company (the “Subcommittee”) to grant T. Michael Miller, the Company’s President and Chief Executive Officer, a restricted stock award of 630,000 shares.  The Plan is structured to allow for a maximum award of 500,000 shares of restricted stock to any one employee during any calendar year.  The Plan was amended to increase the per person per award limit to allow for the one-time grant of 630,000 shares of restricted stock to Mr. Miller.  The amendment to the Plan is for the sole purpose of allowing the award to Mr. Miller and no other such grants are permitted under the Plan, as amended.  A complete description of the Plan and the Amendment were included in the Company’s 2011 Proxy Statement on Schedule 14A (File No. 001-33128) filed with the Securities and Exchange Commission on April 7, 2011 (the “2011 Proxy Statement”) and incorporated herein by reference. The Plan was filed as Appendix A to the 2011 Proxy Statement and is incorporated herein by reference.

Restricted Stock Award to Mr. Miller

Immediately following the approval by shareholders of the Amendment (as described above) at the 2011 Annual Meeting, the Subcommittee granted 630,000 shares of restricted stock to Mr. Miller, one-quarter of which will vest on each of February 22, 2014, 2015, 2016 and 2017.  Concurrently with the grant of the award, Mr. Miller forfeited 35,000 of the 108,748 performance shares granted to him in February 2011.  In addition, Mr. Miller will forego 35,000 performance shares per year for each of the next five years, or 210,000 performance shares in total.

In the event of a Change in Control (as defined in the Plan), the restricted stock award would fully vest if Mr. Miller is terminated other than for Cause (as defined in the Plan), is demoted or suffers a material reduction in his compensation opportunity within 24 months of the Change in Control.  In addition, the award would vest following a Change in Control if Mr. Miller is required to commute to another office for more than 18 months or is required to relocate his principal residence.  Other than following a Change in Control, in the event of voluntary termination or termination for cause, Mr. Miller would forfeit all unvested shares. In addition, if Mr. Miller is terminated other than for Cause, the restricted shares would vest pro-rata based on the period of time from the grant date through Mr. Miller’s termination date, with a minimum vesting of 50%, taking into account already vested shares, in lieu of any severance payments.

As a recipient of long-term incentive grants from the Company, Mr. Miller is subject to a Confidentiality and Non-Solicitation Agreement.  The Confidentiality and Non-Solicitation Agreement includes provisions that, for a period of 12 months following the termination of Mr.

Miller’s employment for any reason, prohibit him from soliciting customers or certain potential customers of the Company and from soliciting or hiring its employees.

A complete description of the terms of the restricted stock award was included in the 2011 Proxy Statement and is incorporated herein by reference.  The Restricted Share Award Agreement between Mr. Miller and the Company and the Company’s form of Confidentiality and Non-Solicitation Agreement are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

ITEM 5.07                                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2011 Annual Meeting:

1)                                      three Class II directors were elected to serve a term ending in 2014;

2)                                      an advisory vote on the compensation of the executive officers named in the 2011 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the 2011 Proxy Statement, was approved;

3)                                      a majority of shareholders voted that the Company should conduct an advisory vote on executive compensation once every three years;

4)                                      the amendment of the OneBeacon Long-Term Incentive Plan (2007) to allow for the grant of a restricted stock award to the Chief Executive Officer was approved; and

5)                                      the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2011 was approved.

As of March 29, 2011, the record date for the 2011 Annual Meeting, a total of 22,661,739 Class A Common Shares and 71,754,738 Class B Common Shares were issued and outstanding.  The results of the vote are presented below.

Proposal 1 — Election of three Class II directors with a term ending in 2014.

Director	Votes For*	Votes Withheld	Broker Non-Votes
David T. Foy	723,125,855	14,847,481	1,587,837
Richard P. Howard	725,143,394	12,829,942	1,587,837
Ira H. Malis	737,277,895	695,441	1,587,837

Proposal 2 — advisory vote on the compensation of the executive officers named in the 2011 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange

Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement;

Votes For*	Votes Against	Abstentions	Broker Non-Votes
736,054,879	1,755,484	162,973	1,587,837

Proposal 3 - advisory vote on the frequency of the advisory vote on executive compensation;

One Year	Two Years	Three Years*	Abstentions	Broker Non- Votes
17,336,763	389,869	719,633,743	253,922	1,946,876

Proposal 4 - amendment of the OneBeacon Long-Term Incentive Plan (2007) to allow for the grant of a restricted stock award to the Chief Executive Officer; and

Votes For*	Votes Against	Abstentions	Broker Non-Votes
723,875,114	13,866,894	231,328	1,587,837

Proposal 5 - Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2011.

Votes For*	Votes Against	Abstentions	Broker Non-Votes
739,281,187	175,591	104,395	—

*Each Class B Common Share is entitled to 10 votes for every one share; the totals shown above give effect to the 10 for 1 Class B Common Share voting rights.  The Class A and Class B shares vote together as one class.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1

OneBeacon Long-Term Incentive Plan (2007), as amended (incorporated by reference to Appendix A to the Company’s 2011 Proxy Statement on Schedule 14A (File No. 001-33128) filed with the Securities and Exchange Commission on April 7, 2011)

Exhibit 10.2	Restricted Share Award Agreement by and between OneBeacon Insurance Group, Ltd. and T. Michael Miller dated as of May 25, 2011

Exhibit 10.3	Form of OneBeacon Insurance Company Confidentiality and Non-Solicitation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date:	May 31, 2011

		By:	/s/ Jane E. Freedman
Jane E. Freedman
Secretary